UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 15, 2013

ARES CAPITAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	814-00663	33-1089684
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 44th Floor, New York, NY		10167
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (212) 750-7300

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD disclosure.

On July 15, 2013, Ares Capital Corporation (the “Company”) announced that it plans to make a private offering of $250 million aggregate principal amount of its Convertible Senior Notes due 2019 (the “Convertible Senior Notes”). In connection with the private offering of the Convertible Senior Notes, the Company intends to disclose certain information to potential investors, including that the Company’s total consolidated indebtedness as of June 25, 2013 was approximately $2.6 billion. Attached hereto as Exhibit 99.1 are excerpts from a confidential preliminary offering memorandum containing certain of such information, some of which has not been previously reported.

In addition, on July 15, 2013, the Company issued a press release announcing that it plans to make a private offering of $250 million aggregate principal amount of the Convertible Senior Notes.  The Company also plans to grant the initial purchasers an option to purchase up to an additional $37.5 million principal amount of the Convertible Senior Notes to cover over-allotments, if any.  The Company expects to use the net proceeds of this offering to repay or repurchase certain outstanding indebtedness, which may include repaying outstanding borrowings under its debt facilities, and for other general corporate purposes, which include investing in portfolio companies in accordance with its investment objective.  A copy of the press release is filed herewith as Exhibit 99.2 and incorporated herein by reference.

Neither the Convertible Senior Notes nor the common stock that may be issued upon conversion thereof will be registered under the Securities Act of 1933 (as amended, the “Securities Act”). Neither the Convertible Senior Notes nor the common stock that may be issued upon conversion thereof may be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

The information disclosed under this Item 7.01, including Exhibit 99.1 and Exhibit 99.2 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing made under the Securities Act, except as expressly set forth by specific reference in such filing. The furnishing of this information pursuant to Item 7.01 shall not be deemed an admission by the Company as to the materiality of such information.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits:

Exhibit Number	Description

99.1	Regulation FD Disclosure.
99.2	Press Release, dated July 15, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES CAPITAL CORPORATION

Date: July 15, 2013

	By:	/s/ Penni F. Roll
	Name:	Penni F. Roll
	Title:	Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Regulation FD Disclosure.
99.2	Press Release, dated July 15, 2013.